GIBRALTAR ANNOUNCES THIRD QUARTER 2022 FINANCIAL RESULTS

Revenue: GAAP up 5.9%, Adjusted up 6.4%
EPS: GAAP up 28.6%, Adjusted up 19.1%
Raising Lower End and Narrowing Range of GAAP and Adjusted EPS Outlook

Buffalo, New York, November 3, 2022 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, residential, agtech and infrastructure markets, today reported its financial results for the three-month period ended September 30, 2022.

“2022 is unfolding in line with our expectations as our focus on simplifying operations and margin recovery pays off. Our operating performance across our businesses was strong in the third quarter, with our Renewables and Agtech businesses showing continuing margin improvement as we anticipated, and the Residential and Infrastructure businesses both generating solid revenue and margin results,” stated Chairman and CEO Bill Bosway.
Third Quarter 2022 Consolidated Results from Continuing Operations
Below are third quarter 2022 consolidated results from continuing operations:

	Three Months Ended September 30, 2022
$Millions, except EPS	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$391.3	$369.4	5.9%	$389.0	$365.5	6.4%
Net Income	$34.3	$27.9	22.9%	$35.7	$31.2	14.4%
Diluted EPS	$1.08	$0.84	28.6%	$1.12	$0.94	19.1%

Revenue increased 5.9% to $391.3 million and adjusted revenue increased 6.4% to $389.0 million. Approximately half of the increase was organic growth with the remainder from the acquisition of Quality Aluminum Products (QAP). Revenue growth was driven by participation gains, price management, and the acquisition of Quality Aluminum Products in the Residential segment, offset by continuing end market supply chain challenges and project delays in the Renewables and Agtech segments.
GAAP earnings increased 22.9% to $34.3 million, or $1.08 per share, and adjusted earnings increased 14.4% to $35.7 million, or $1.12 per share. EPS growth of 28.6% and 19.1% in the quarter on a GAAP and adjusted basis, respectively, was driven by participation gains, price management, business mix, and 80/20 initiatives and the share repurchase program.

Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and the results of the Processing business, which was classified as held for sale in the first quarter of 2022, as further described in the appended reconciliation of adjusted financial measures.

Third Quarter Segment Results

Renewables
For the third quarter, the Renewables segment reported:

	Three Months Ended September 30, 2022
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$111.1	$130.2	(14.7)%	$111.1	$130.2	(14.7)%
Operating Income	$14.2	$12.2	16.4%	$14.3	$14.8	(3.4)%
Operating Margin	12.8%	9.4%	340 bps	12.9%	11.4%	150 bps

Segment revenue was down 14.7% and backlog decreased 9%. The timing and progress of solar projects depend upon the supply of solar panels, and solar installations continue to be impacted by supply constraints due to the Uyghur Forced Labor Prevention Act (UFLPA), which was enacted in June, and a three-month delay by the U.S. Department of Commerce for its preliminary ruling on its solar panel anti-dumping / countervailing duties (AD/CVD) anticircumvention investigation.
Despite the effects of this trade environment, adjusted operating margin improved as expected, increasing 150 basis points year-over-year and 590 basis points sequentially, driven by improved project management, price / cost alignment, and field operations efficiencies.

Residential
For the third quarter, the Residential segment reported:

	Three Months Ended September 30, 2022
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$215.6	$171.5	25.7%	$215.6	$171.5	25.7%
Operating Income	$35.8	$29.5	21.4%	$36.3	$29.6	22.6%
Operating Margin	16.6%	17.2%	(60) bps	16.8%	17.2%	(40) bps

Revenue increased 25.7%, the segment’s ninth consecutive quarter of double-digit growth, with organic revenue up 19.0% and the acquisition of Quality Aluminum Products contributing 6.7% of the growth. Organic revenue growth was driven by pricing, participation gains and market demand.
Adjusted operating income grew 22.6% and adjusted operating margin was flat on an organic basis. The recent acquisition of Quality Aluminum Products drove the 40 basis point decrease to 16.8%. We expect QAP margins to improve as 80/20 is implemented.

Agtech
For the third quarter, the Agtech segment reported:

	Three Months Ended September 30, 2022
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$44.2	$49.0	(9.8)%	$41.9	$45.2	(7.3)%
Operating Income	$3.8	$2.2	72.7%	$4.5	$3.9	15.4%
Operating Margin	8.5%	4.5%	400 bps	10.7%	8.7%	200 bps

GAAP revenue decreased 9.8%, with adjusted revenue down 7.3% due to Produce project movement partially offset by strong Commercial business. While quote activity remains robust, backlog decreased 7% on a challenging year-over-year comparison.
GAAP operating margin improved 400 basis points and adjusted operating margin 200 basis points. On a sequential basis, adjusted operating margin improved 400 basis points. Margin performance was driven by good business mix, improving price / cost management, supply chain improvement, and 80/20 initiatives.

Infrastructure

For the third quarter, the Infrastructure segment reported:

	Three Months Ended September 30, 2022
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$20.4	$18.7	9.1%	$20.4	$18.7	9.1%
Operating Income	$2.6	$1.6	62.5%	$2.6	$1.6	62.5%
Operating Margin	12.6%	8.8%	380 bps	12.6%	8.8%	380 bps

Revenue increased 9.1% as bidding activity remained very strong and backlog increased 11%. Management expects continued positive impact from increased infrastructure spending related to the Infrastructure Investment and Jobs Act through the end of this year and into 2023.
Operating income increased 62.5% and operating margins improved 380 basis points driven by price material cost alignment, volume leverage, positive mix and improved operating execution.

Business Outlook
Gibraltar is raising the lower end and narrowing the range of its EPS outlook for the full year 2022, with consolidated revenue still expected to range between $1.38 billion and $1.43 billion. GAAP EPS is expected to be between $2.90 and $3.00, and adjusted EPS expected to be between $3.30 and $3.40. Previous GAAP and Adjusted EPS guidance ranges were $2.80 to $3.00 and $3.20 to $3.40, respectively.
“Given our performance to date and our demand profile entering the fourth quarter, we remain confident in delivering our full-year EPS outlook. We remain very focused on simplifying our operations, executing for our customers and controlling the things we can control,” said Mr. Bosway.
Third Quarter 2022 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the third quarter of 2022. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call may also be accessed by dialing into the call at (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.

About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the renewable energy, residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, availability of labor at our manufacturing and distribution facilities or on our project sites, further impacts of COVID-19 on our customers, suppliers, employees, operations, business, liquidity and cash flows, the loss of any key customers, adverse effects of inflation, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to our IT systems, the impact of regulation (including the Department of Commerce’s solar panel anti-circumvention investigation and the Uyghur Forced Labor Prevention Act (UFLPA)), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K and Quarterly Report on Form 10-Q which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release, including adjusted revenues, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS) and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) each a non-GAAP financial measure. Adjusted revenue reflects the removal of revenue associated with our Processing business, which has been classified as held-for-sale. Adjusted net income, operating income and margin excludes special charges consisting of restructuring costs primarily associated with 80/20 simplification or lean initiatives, senior leadership transition costs, acquisition related costs and the operating losses generated by our processing business that has been classified as held-for-sale. These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The adjusted measures now exclude the results of the Processing business since it was classified as held for sale as of March 31, 2022. Our adjusted financial measures as of and for the three-month and nine-month periods ending September 30, 2021 have been recast to reflect this additional adjustment as detailed in the appended reconciliation of adjusted financial measures. The results of the Processing business are considered non-recurring due to the Company’s commitment during the first quarter of 2022 to a plan to sell the Processing business. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes depreciation, amortization and stock compensation. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. The Company believes that the presentation of results excluding these items provides meaningful supplemental data to investors that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA is also a useful measure of the Company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures excluding special charges provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
Reconciliations of non-GAAP measures related to full-year 2022 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.
Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net sales	$391,291	$369,353	$1,076,105	$1,005,334
Cost of sales	296,735	286,101	826,434	781,133
Gross profit	94,556	83,252	249,671	224,201
Selling, general, and administrative expense	47,160	45,274	140,941	141,999
Income from operations	47,396	37,978	108,730	82,202
Interest expense	1,048	491	2,189	1,180
Other expense (income)	363	72	797	(4,279)
Income before taxes	45,985	37,415	105,744	85,301
Provision for income taxes	11,690	9,561	26,686	20,578
Income from continuing operations	34,295	27,854	79,058	64,723
Discontinued operations:
(Loss) income before taxes	—	(201)	—	1,867
Provision for income taxes	—	97	—	323
(Loss) income from discontinued operations	—	(298)	—	1,544
Net income	$34,295	$27,556	$79,058	$66,267
Net earnings per share – Basic:
Income from continuing operations	$1.08	$0.85	$2.44	$1.97
(Loss) income from discontinued operations	—	(0.01)	—	0.05
Net income	$1.08	$0.84	$2.44	$2.02
Weighted average shares outstanding – Basic	31,707	32,802	32,396	32,791
Net earnings per share – Diluted:
Income from continuing operations	$1.08	$0.84	$2.43	$1.96
(Loss) income from discontinued operations	—	(0.01)	—	0.05
Net income	$1.08	$0.83	$2.43	$2.01
Weighted average shares outstanding – Diluted	31,812	33,050	32,503	33,055

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$21,919	$12,849
Accounts receivable, net of allowance of $3,847 and $3,738, respectively	275,704	236,444
Inventories, net	204,000	176,207
Prepaid expenses and other current assets	37,578	21,467
Total current assets	539,201	446,967
Property, plant, and equipment, net	105,097	96,885
Operating lease assets	24,850	18,120
Goodwill	510,866	510,942
Acquired intangibles	145,374	141,504
Other assets	875	483
	$1,326,263	$1,214,901
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$157,167	$172,286
Accrued expenses and other current liabilities	82,789	67,993
Billings in excess of cost	42,412	46,711
Total current liabilities	282,368	286,990
Long-term debt	121,840	23,781
Deferred income taxes	40,257	40,278
Non-current operating lease liabilities	17,956	11,390
Other non-current liabilities	20,351	27,204
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares in 2022 and 2021; 34,034 shares and 33,799 shares issued and outstanding in 2022 and 2021	340	338
Additional paid-in capital	320,428	314,541
Retained earnings	624,630	545,572
Accumulated other comprehensive (loss) income	(6,769)	187
Treasury stock, at cost, 2,530 and 1,107 shares in 2022 and 2021	(95,138)	(35,380)
Total stockholders’ equity	843,491	825,258
	$1,326,263	$1,214,901

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2022	2021
Cash Flows from Operating Activities
Net income	$79,058	$66,267
Income from discontinued operations	—	1,544
Income from continuing operations	79,058	64,723
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	19,192	23,958
Stock compensation expense	5,889	6,769
Exit activity costs, non-cash	1,427	1,193
Provision for (benefit of) deferred income taxes	181	(689)
Other, net	3,620	1,274
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(25,538)	(65,297)
Inventories	(19,840)	(65,906)
Other current assets and other assets	393	(316)
Accounts payable	(24,756)	32,029
Accrued expenses and other non-current liabilities	(1,065)	(12,261)
Net cash provided by (used in) operating activities of continuing operations	38,561	(14,523)
Net cash used in operating activities of discontinued operations	—	(2,002)
Net cash provided by (used in) operating activities	38,561	(16,525)
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	(51,621)	4,143
Purchases of property, plant, and equipment	(15,704)	(13,251)
Net proceeds from sale of business	—	38,062
Net cash (used in) provided by investing activities of continuing operations	(67,325)	28,954
Net cash used in investing activities of discontinued operations	—	(176)
Net cash (used in) provided by investing activities	(67,325)	28,778
Cash Flows from Financing Activities
Proceeds from long-term debt	197,800	58,500
Long-term debt payments	(100,000)	(83,636)
Purchase of common stock at market prices	(58,125)	(6,161)
Net proceeds from issuance of common stock	—	1,021
Net cash provided by (used in) financing activities	39,675	(30,276)
Effect of exchange rate changes on cash	(1,841)	(97)
Net increase (decrease) in cash and cash equivalents	9,070	(18,120)
Cash and cash equivalents at beginning of year	12,849	32,054
Cash and cash equivalents at end of period	$21,919	$13,934

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,2022
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$111,119	$—	$—	$—	$111,119
Residential	215,592	—	—	—	215,592
Agtech	44,217	—	—	(2,326)	41,891
Infrastructure	20,363	—	—	—	20,363
Consolidated sales	391,291	—	—	(2,326)	388,965

Income from operations
Renewables	14,216	(42)	126	—	14,300
Residential	35,802	12	476	—	36,290
Agtech	3,777	232	—	481	4,490
Infrastructure	2,572	—	—	—	2,572
Segments Income	56,367	202	602	481	57,652
Unallocated corporate expense	(8,971)	82	522	—	(8,367)
Consolidated income from operations	47,396	284	1,124	481	49,285

Interest expense	1,048	—	—	—	1,048
Other expense	363	—	—	—	363
Income before income taxes	45,985	284	1,124	481	47,874
Provision for income taxes	11,690	74	285	124	12,173
Income from continuing operations	$34,295	$210	$839	$357	$35,701
Income from continuing operations per share - diluted	$1.08	$0.01	$0.02	$0.01	$1.12

Operating margin
Renewables	12.8%	—%	0.1%	—%	12.9%
Residential	16.6%	—%	0.2%	—%	16.8%
Agtech	8.5%	0.5%	—%	1.1%	10.7%
Infrastructure	12.6%	—%	—%	—%	12.6%
Segments Margin	14.4%	0.1%	0.1%	0.1%	14.8%
Consolidated	12.1%	0.1%	0.3%	0.1%	12.7%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2021
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures	Portfolio Management*	Adjusted Financial Measures *
Net Sales
Renewables	$130,162	$—	$—	$130,162	$—	$130,162
Residential	171,545	—	—	171,545	—	171,545
Agtech	48,975	—	—	48,975	(3,825)	45,150
Infrastructure	18,671	—	—	18,671	—	18,671
Consolidated sales	369,353	—	—	369,353	(3,825)	365,528

Income from operations
Renewables	12,206	523	2,064	14,793	—	14,793
Residential	29,482	83	—	29,565	—	29,565
Agtech	2,227	293	—	2,520	1,387	3,907
Infrastructure	1,640	—	—	1,640	—	1,640
Segments Income	45,555	899	2,064	48,518	1,387	49,905
Unallocated corporate expense	(7,577)	41	53	(7,483)	—	(7,483)
Consolidated income from operations	37,978	940	2,117	41,035	1,387	42,422

Interest expense	491	—	—	491	—	491
Other expense	72	—	—	72	—	72
Income before income taxes	37,415	940	2,117	40,472	1,387	41,859
Provision for income taxes	9,561	198	515	10,274	355	10,629
Income from continuing operations	$27,854	$742	$1,602	$30,198	$1,032	$31,230
Income from continuing operations per share - diluted	$0.84	$0.02	$0.05	$0.91	$0.03	$0.94

Operating margin
Renewables	9.4%	0.4%	1.6%	11.4%	—%	11.4%
Residential	17.2%	—%	—%	17.2%	—%	17.2%
Agtech	4.5%	0.6%	—%	5.1%	3.6%	8.7%
Infrastructure	8.8%	—%	—%	8.8%	—%	8.8%
Segments Margin	12.3%	0.2%	0.5%	13.1%	0.6%	13.7%
Consolidated	10.3%	0.2%	0.5%	11.1%	0.5%	11.6%

*Recast to exclude processing equipment business which was reclassified as held for sale as of March 31, 2022.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2022
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$291,451	$—	$—	$—	$291,451
Residential	595,322	—	—	—	595,322
Agtech	130,325	—	—	(6,897)	123,428
Infrastructure	59,007	—	—	—	59,007
Consolidated sales	1,076,105	—	—	(6,897)	1,069,208

Income from operations
Renewables	14,061	2,343	731	—	17,135
Residential	104,901	1,594	476	—	106,971
Agtech	5,350	320	—	4,115	9,785
Infrastructure	6,640	(63)	—	—	6,577
Segments Income	130,952	4,194	1,207	4,115	140,468
Unallocated corporate expense	(22,222)	531	529	—	(21,162)
Consolidated income from operations	108,730	4,725	1,736	4,115	119,306

Interest expense	2,189	—	—	—	2,189
Other expense	797	—	—	100	897
Income before income taxes	105,744	4,725	1,736	4,015	116,220
Provision for income taxes	26,686	1,177	437	1,003	29,303
Income from continuing operations	$79,058	$3,548	$1,299	$3,012	$86,917
Income from continuing operations per share - diluted	$2.43	$0.11	$0.04	$0.09	$2.67

Operating margin
Renewables	4.8%	0.8%	0.3%	—%	5.9%
Residential	17.6%	0.2%	0.1%	—%	18.0%
Agtech	4.1%	0.2%	—%	3.2%	7.9%
Infrastructure	11.3%	(0.1)%	—%	—%	11.1%
Segments Margin	12.2%	0.4%	0.1%	0.4%	13.1%
Consolidated	10.1%	0.4%	0.2%	0.4%	11.2%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2021
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures	Portfolio Management*	Adjusted Financial Measures *
Net Sales
Renewables	$323,425	$—	$—	$323,425	$—	$323,425
Residential	475,971	—	—	475,971	—	475,971
Agtech	149,410	—	—	149,410	(16,062)	133,348
Infrastructure	56,528	—	—	56,528	—	56,528
Consolidated sales	1,005,334	—	—	1,005,334	(16,062)	989,272

Income from operations
Renewables	21,195	6,280	5,822	33,297	—	33,297
Residential	79,571	177	—	79,748	—	79,748
Agtech	4,133	1,784	—	5,917	2,689	8,606
Infrastructure	7,863	—	—	7,863	—	7,863
Segments Income	112,762	8,241	5,822	126,825	2,689	129,514
Unallocated corporate expense	(30,560)	1,407	968	(28,185)	—	(28,185)
Consolidated income from operations	82,202	9,648	6,790	98,640	2,689	101,329

Interest expense	1,180	—	—	1,180	—	1,180
Other (income) expense	(4,279)	—	4,747	468	—	468
Income before income taxes	85,301	9,648	2,043	96,992	2,689	99,681
Provision for income taxes	20,578	2,389	73	23,040	700	23,740
Income from continuing operations	$64,723	$7,259	$1,970	$73,952	$1,989	$75,941
Income from continuing operations per share - diluted	$1.96	$0.22	$0.06	$2.24	$0.06	$2.30

Operating margin
Renewables	6.6%	1.9%	1.8%	10.3%	—%	10.3%
Residential	16.7%	—%	—%	16.8%	—%	16.8%
Agtech	2.8%	1.2%	—%	4.0%	2.5%	6.5%
Infrastructure	13.9%	—%	—%	13.9%	—%	13.9%
Segments Margin	11.2%	0.8%	0.6%	12.6%	0.5%	13.1%
Consolidated	8.2%	1.0%	0.7%	9.8%	0.4%	10.2%

*Recast to exclude processing equipment business which was reclassified as held for sale as of March 31, 2022.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30,2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$391,291	$111,119	$215,592	$44,217	$20,363
Less: Processing Revenues*	(2,326)	—	—	(2,326)	—
Adjusted Net Sales	$388,965	$111,119	$215,592	$41,891	$20,363

Income From Continuing Operations	34,295
Provision for Income Taxes	11,690
Interest Expense	1,048
Other Expense	363
Operating Profit	47,396	14,216	35,802	3,777	2,572
Adjusted Measures**	1,889	84	488	713	—
Adjusted Operating Profit	49,285	14,300	36,290	4,490	2,572
Adjusted Operating Margin	12.7%	12.9%	16.8%	10.7%	12.6%
Adjusted Other Expense & Loss on Sale of PPE	364	—	—	—	—
Depreciation & Amortization	6,515	2,088	2,296	1,015	789
Less: Held for Sale Depreciation & Amortization	—	—	—	—	—
Adjusted Depreciation & Amortization	6,515	2,088	2,296	1,015	789
Stock Compensation Expense	1,764	296	313	142	55
Less: Senior Leadership Transition Related Stock Compensation Recovery	—	—	—	—	—
Adjusted Stock Compensation Expense	1,764	296	313	142	55

Adjusted EBITDA	57,200	16,684	38,899	5,647	3,416

Adjusted EBITDA Margin	14.7%	15.0%	18.0%	13.5%	16.8%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$369,353	$130,162	$171,545	$48,975	$18,671
Less: Processing Revenues*	(3,825)	—	—	(3,825)	—
Adjusted Net Sales	$365,528	$130,162	$171,545	$45,150	$18,671

Income From Continuing Operations	27,854
Provision for Income Taxes	9,561
Interest Expense	491
Other Expense	72
Operating Profit	37,978	12,206	29,482	2,227	1,640
Adjusted Measures**	4,444	2,587	83	1,680	—
Adjusted Operating Profit	42,422	14,793	29,565	3,907	1,640
Adjusted Operating Margin	11.6%	11.4%	17.2%	8.7%	8.8%
Adjusted Other Expense	72	—	—	—	—
Depreciation & Amortization	7,944	3,625	2,150	1,337	775
Less: Held for Sale Depreciation & Amortization	(331)	—	—	(331)	—
Less: Acquisition-Related Amortization	(1,568)	(1,568)	—	—	—
Adjusted Depreciation & Amortization	6,045	2,057	2,150	1,006	775
Stock Compensation Expense	1,834	224	264	175	27
Less: Senior Leadership Transition Related Stock Compensation Expense	(125)	—	—	(36)	—
Adjusted Stock Compensation Expense	1,709	224	264	139	27

Adjusted EBITDA	50,104	17,074	31,979	5,052	2,442

Adjusted EBITDA Margin	13.7%	13.1%	18.6%	11.2%	13.1%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$1,076,105	$291,451	$595,322	$130,325	$59,007
Less: Processing Revenues*	(6,897)	—	—	(6,897)	—
Adjusted Net Sales	$1,069,208	$291,451	$595,322	$123,428	$59,007

Income From Continuing Operations	79,058
Provision for Income Taxes	26,686
Interest Expense	2,189
Other Expense	797
Operating Profit	108,730	14,061	104,901	5,350	6,640
Adjusted Measures**	10,576	3,074	2,070	4,435	(63)
Adjusted Operating Profit	119,306	17,135	106,971	9,785	6,577
Adjusted Operating Margin	11.2%	5.9%	18.0%	7.9%	11.1%
Adjusted Other Expense & Loss on Sale of PPE	888	—	—	—	—
Depreciation & Amortization	19,192	6,344	6,374	3,347	2,364
Less: Held for Sale Depreciation & Amortization	(332)	—	—	(332)	—
Adjusted Depreciation & Amortization	18,860	6,344	6,374	3,015	2,364
Stock Compensation Expense	5,889	744	745	319	129
Less: Senior Leadership Transition Related Stock Compensation Recovery	155	—	—	—	—
Adjusted Stock Compensation Expense	6,044	744	745	319	129

Adjusted EBITDA	143,322	24,223	114,090	13,119	9,070

Adjusted EBITDA Margin	13.4%	8.3%	19.2%	10.6%	15.4%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$1,005,334	$323,425	$475,971	$149,410	$56,528
Less: Processing Revenues*	(16,062)	—	—	(16,062)	—
Adjusted Net Sales	$989,272	$323,425	$475,971	$133,348	$56,528

Income From Continuing Operations	64,723
Provision for Income Taxes	20,578
Interest Expense	1,180
Other Income	(4,279)
Operating Profit	82,202	21,195	79,571	4,133	7,863
Adjusted Measures**	19,127	12,102	177	4,473	—
Adjusted Operating Profit	101,329	33,297	79,748	8,606	7,863
Adjusted Operating Margin	10.2%	10.3%	16.8%	6.5%	13.9%
Adjusted Other Expense	468	—	—	—	—
Depreciation & Amortization	23,958	10,933	6,568	3,984	2,310
Less: Held for Sale Depreciation & Amortization	(992)	—	—	(992)	—
Less: Acquisition-Related Amortization	(4,706)	(4,706)	—	—	—
Adjusted Depreciation & Amortization	18,260	6,227	6,568	2,992	2,310
Stock Compensation Expense	6,769	610	766	549	71
Less: Senior Leadership Transition Related Stock Compensation Expense	(629)	—	—	(36)	—
Adjusted Stock Compensation Expense	6,140	610	766	513	71

Adjusted EBITDA	125,261	40,134	87,082	12,111	10,244

Adjusted EBITDA Margin	12.7%	12.4%	18.3%	9.1%	18.1%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures